EXHIBIT 10.5

SECOND AMENDMENT
TO THE
HARRIS CORPORATION
MASTER RABBI TRUST AGREEMENT

     WHEREAS, HARRIS CORPORATION (the “Company”) and THE NORTHERN TRUST COMPANY, an Illinois corporation of Chicago, Illinois (the “Trustee”), executed the Harris Corporation Master Rabbi Trust Agreement (the “Trust”), effective the 2nd day of December, 2003; and

     WHEREAS, the Company and the Trustee desire to amend the Trust pursuant to Section 12, such amendment to be effective the 1st day of January, 2005;

     NOW, THEREFORE, Appendix A of the Trust is amended as follows, but all other sections of the Trust shall remain in full force and effect without modification.

     1. Amendment. Appendix A shall be amended by adding the following plans as Participating Plans:

•	Harris Corporation 2005 Directors’ Deferred Compensation Plan; and

•	Harris Corporation 2005 Supplemental Executive Retirement Plan.

     2. Effect of Amendment. Except as amended hereby, the Trust shall remain in full force and effect. This Second Amendment is made for the purposes described in the recitals hereof, and nothing herein contained shall be construed as a waiver or modification of existing rights or obligations under the Trust, as amended. From and after the date hereof reference to the Trust shall be deemed to be references to the Trust as hereby amended.

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Second Amendment to be executed and their respective corporate seals to be affixed and attested by their respective corporate officers on this 8th day of December, 2004.

HARRIS CORPORATION
By:	/s/ Charles J. Greene
Charles J. Greene
Assistant Treasurer

ATTEST:

Scott T. Mikuen Corporate Secretary

     The undersigned, Scott T. Mikuen, does hereby certify that he/she is the duly elected, qualified and acting Corporate Secretary of Harris Corporation (the “Company”) and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Second Amendment on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Second Amendment. Pursuant to Section 12 of the Trust, the undersigned further certifies that this Second Amendment does not conflict with the terms of any Plan as defined in the Trust. The undersigned further represents that The Northern Trust Company may conclusively rely on this certification.

By:	/s/ Scott T. Mikuen
Scott T. Mikuen
Corporate Secretary Harris Corporation

THE NORTHERN TRUST COMPANY
By:	/s/ Peter R. Sparrow
Name:	Peter R. Sparrow
Title:	Vice President

ATTEST:

By:	/s/ Kristen Guggeis
Name: Kristen Guggeis
Title: Vice President

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